UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     d). On February 15, 2007, the Board of Directors (the "Board") of Irwin Financial Corporation (the "Corporation") elected Dayton H. Molendorp as a director of the Corporation. There is no arrangement or understanding between Mr. Molendorp and any person pursuant to which he was selected as a director. Mr. Molendorp has been named to the Board's Risk Management Committee and will serve on the Board's Executive Committee, which is composed of all non-employee directors. There are no transactions that are required to be disclosed under Item 404(a) of Regulation S-K for Mr. Molendorp.

     Mr. Molendorp is entitled to receive a director retainer fee of $55,000 per year, $25,000 of which is paid in the form of restricted stock (issued under the Corporation's 2001 Stock Plan), and $30,000 of which is payable at his election in cash, stock options (under the 2001 Stock Plan), or restricted stock (under the Corporation's 1999 Outside Director Restricted Stock Compensation Plan). The retainer fee will be prorated for 2007. Mr. Molendorp will be entitled to receive $1,250 per meeting for attendance at meetings of the Board and $1,000 per meeting for attendance at meetings of the Risk Management Committee.

     A copy of the press release dated February 15, 2007 announcing the appointment of Mr. Molendorp to the Corporation's Board is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On February 15, 2007, the Board of Directors approved an amendment to Article 3 (Shares), Section 3.04 (Certificates for Shares) of the Corporation's Code of By-Laws. The amendment added a second paragraph to existing Section 3.04 to confirm that all shares of the Corporation may be recorded in book-entry form on the Direct Registration System operated by the Depository Trust & Clearing Corporation or such other direct registration or book-entry system as may be available in the future. The Direct Registration System enables an investor to register and transfer securities without the issuance of physical securities certificates. The New York Stock Exchange has imposed a requirement for Direct Registration System eligibility that will become effective for the Corporation in 2008. Prior to the amendment, Section 3.04 of the Code of By-Laws referred only to the issuance of shares by certificates.

     The full text of Section 3.04 is included in Exhibit 3.1 attached hereto and incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

     On February 15, 2007, the Corporation announced its 2007 first quarter dividends for the Corporation's common and preferred stock as described in the press release attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     d.) Exhibits
Exhibit No.	Description
3.1	Text of Amendments to the Corporation's Code of By-Laws
99.1	Press Release dated February 15, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: February 22, 2007	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
3.1	Text of Amendments to the Corporation's Code of By-Laws
99.1	Press Release dated February 15, 2007